SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2009

FUEGO ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52054	20-2078925
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8010 NW 156 Terrace, Miami, Florida	33018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 823-9999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01 Other Events

On March, 31 2009 A final default judgment was entered against Fuego Entertainment, Inc  in the amount of $  94,404.95 in favor of the legal firm Genovese, Joblove and Batista. Fuego has engaged a new attorney to continue our legal argument. Fuego herein disputes the amount in questions and intends to defend the company further.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuego Entertainment, Inc.

Date: April 6, 2009	By:	/s/ Hugo Cancio
Name: Hugo Cancio
Title: Chief Executive Officer